UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 25, 2010

CREE, INC.
(Exact name of registrant as specified in its charter)

North Carolina	0-21154	56-1572719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4600 Silicon Drive
Durham, North Carolina	27703
(Address of principal executive offices)	(Zip Code)

(919) 313-5300

Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On October 25, 2010 and October 26, 2010 Cree, Inc. (the “Company”) entered into an Indemnification Agreement with each of the following persons, each of whom was then serving as a director or executive officer of the Company:  Dolph W. von Arx, Clyde R. Hosein, Robert A. Ingram, Stephen D. Kelley, John T. Kurtzweil, John W. Palmour, Franco Plastina, Charles M. Swoboda, Robert L. Tillman, Harvey A. Wagner, and Thomas H. Werner.  The material terms of the Indemnification Agreement are described below.  Such description is not meant to be complete and is qualified in its entirety by reference to the form of agreement filed as Exhibit 10.1 to this report on Form 8-K.

Each Indemnification Agreement requires the Company to indemnify the indemnitee to the fullest extent permitted by the laws of the State of North Carolina currently in effect or as such laws may be amended to increase the scope of permitted indemnification.  The Company has agreed to provide indemnity for fees and expenses, damages, losses, liabilities, judgments and amounts paid in settlement, each to the extent actually and reasonably incurred by or on behalf of the indemnitee in any action, demand, suit or proceeding, including any investigation, inquiry, hearing or alternative dispute resolution process, in which an indemnitee is or is threatened to be involved as a party, witness or otherwise by reason of the fact that he or she is or was a director or officer of the Company or is or was serving at the request of the Company as a director or officer of another entity.  Also, the Indemnification Agreement requires the Company to advance expenses in defending such an action and includes an undertaking by the indemnitee to reimburse the Company for any amounts advanced if it is ultimately determined that indemnification is not proper.  The Indemnification Agreement also sets forth, among other things, the process for determining entitlement to indemnification, the procedures for enforcement of indemnification rights, the limitations on indemnification rights and requirements relating to the notice and defense of claims for which indemnification is sought.  The rights provided to the indemnitee by the Indemnification Agreement are in addition to rights provided in the Company’s Bylaws, the Company’s Amended and Restated Articles of Incorporation and the North Carolina Business Corporation Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)           On October 26, 2010, the shareholders of the Company approved amendments to the Company’s 2004 Long-Term Incentive Compensation Plan (the “Plan”).  The Plan was amended to increase the number of shares that may be issued under the Plan by 3,000,000 shares and to increase the limit on the number of shares that may be awarded as restricted stock, stock units and performance units by 1,000,000 shares.

    The terms of the Plan are set forth under the caption “Proposal No. 2 – Approval of Amendment to 2004 Long-Term Incentive Compensation Plan” in the Company’s definitive proxy statement for the Company’s 2010 annual meeting filed with the Securities and Exchange Commission on September 3, 2010.  Such description is incorporated herein by reference and is qualified in its entirety by reference to the Plan, as amended, filed as Exhibit 10.2 to this report on Form 8-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

    On October 26, 2010 the shareholders of the Company approved amendments to Article IV of the Company’s Bylaws and on October 25, 2010 the Board of Directors (the “Board”) of the Company approved amendments to Article VI of the Bylaws.  Both sets of amendments became effective on October 26, 2010.  The following is a summary of the changes effected by the amendments to the Bylaws:

   Section 2 of Article IV was amended by the shareholders to set the number of directors constituting the Board to be not less than five (5) nor more than nine (9), with the number within that range to be determined by the Board from time to time.  Article VI was amended by the Board to separate the office of Chief Financial Officer from the office of Treasurer.

   A copy of the Bylaws, as amended, is filed as Exhibit 3.1 to this report on Form 8-K.  The foregoing description of the amendments to the Bylaws is qualified in its entirety by reference to the Bylaws.

Item 5.07	Submission of Matters to a Vote of Security Holders

    The Company held its Annual Meeting of Shareholders on October 26, 2010. The shareholders considered four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 3, 2010.

   Proposal No. 1: Election of eight nominees to serve as directors. The votes were cast as follows:

Name	Votes For	Votes Withheld
Charles M. Swoboda	53,259,077	19,092,579
Dolph W. von Arx	53,114,222	19,237,434
Clyde R. Hosein	53,142,930	19,208,726
Robert A. Ingram	52,080,759	20,270,897
Franco Plastina	53,139,893	19,211,763
Robert L. Tillman	70,270,815	2,080,841
Harvey A. Wagner	53,111,102	19,240,554
Thomas H. Werner	53,137,047	19,214,609

    Broker Non-Votes:  18,326,754

All nominees were elected.

   Proposal No. 2: Approval of an amendment to the 2004 Long-Term Incentive Compensation Plan to increase the number of shares authorized for issuance under the plan.  The votes were cast as follows:

	Votes For	Votes Against	Abstained
Approval of 2004 Long-Term Incentive Compensation Plan amendment	67,233,182	4,875,869	242,605

    Broker Non-Votes:  18,326,754

    Proposal No. 2 was approved.

   Proposal No. 3: Approval of an amendment to the Bylaws to set the size of the Board of Directors at not less than five nor more than nine members, with the number within that range to be determined by the Board of Directors from time to time. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Approval of Bylaw amendment	88,104,504	2,078,131	495,775

    Proposal No. 3 was approved.

   Proposal No. 4: Ratification of the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending June 26, 2011. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Ratification of Ernst & Young LLP appointment	88,873,705	1,698,599	106,106

    Proposal No. 4 was approved.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description of Exhibit

3.1	Bylaws, as amended
10.1	Form of Cree, Inc. Indemnification Agreement for Directors and Officers
10.2	2004 Long-Term Incentive Compensation Plan, as amended

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREE, INC.

By:	/s/ John T. Kurtzweil
John T. Kurtzweil
Executive Vice President - Finance, Chief Financial Officer and Treasurer

Date:  October 29, 2010

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Bylaws, as amended
10.1	Form of Cree, Inc. Indemnification Agreement for Directors and Officers
10.2	2004 Long-Term Incentive Compensation Plan, as amended